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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 3, 2001



                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                        1-5440               86-0636534
(State or other jurisdiction          (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)         Identification Number)



  2390 EAST CAMELBACK ROAD, SUITE 400,                          85016-3452
           PHOENIX, ARIZONA                                     (Zip Code)
(Address of principal executive offices)


                                 (602) 381-4100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 5. Other Events

        On July 30, 2001, Aztar Corporation issued a press release announcing the completion of its private placement of $175 million of 9% Senior Subordinated Notes due 2011. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



ITEM 7. Financial Statements and Exhibits

        (c)     Exhibits.

        99.1    Press Release dated July 30, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AZTAR CORPORATION


                                        NELSON W. ARMSTRONG, JR.
                                        ----------------------------------------
                                        Nelson W. Armstrong, Jr.
                                        Vice President, Administration,
                                        and Secretary

Dated:  August 3, 2001


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                                  EXHIBIT INDEX

   EXHIBIT
     NO.           DESCRIPTION
     ---           -----------
     99.1          Press Release dated July 30, 2001.